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                                                                   EXHIBIT 10.22

                          LOAN MODIFICATION AGREEMENT

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
BETWEEN:     Consep, Inc. ("Consep"), whose address is 213 S.W. Columbia St., Bend, OR
             97702-1013; Pacoast Inc. ("Pacoast"), whose address is 213 S.W. Columbia St.,
             Bend, OR. 97702-1013; and Richard Hunt, Inc. ("Hunt"), whose address is 2749
             East Malaga Avenue, Fresno, CA. 93725.
AND:         Silicon Valley Bank ("Silicon") whose address is 3003 Tasman Drive, Santa
             Clara, California 95054;
DATE:        September 11, 1996.
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     This Loan Modification Agreement is entered into on the above date by
Consep, Pacoast and Hunt (collectively, "Borrower") and Silicon.

     1. Background. Consep entered into a loan and security agreement with Silicon dated as of May 25, 1993, which has been modified since that date (as modified, the "Loan Agreement"). Capitalized terms used in this Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement.

     Silicon, Consep, Pacoast and Hunt are entering into this Agreement to state the terms and conditions of certain modifications to the Loan Agreement and the Schedule, as modified prior to the date of this Agreement.

     2. Modifications to Loan Agreement and Schedule.

        2.1 The Amended and Restated Schedule attached to this Loan Modification Agreement is a revised and restated Schedule, which modifies certain terms contained in the Schedule attached to the Loan Agreement. The Schedule attached to this Loan Modification supersedes in its entirety the Schedule attached to the Loan Agreement, as modified prior to the date of this Loan Modification Agreement.

        2.2 The term "Obligations", as used in the Loan Agreement, shall include, without limitation, the obligations of Consep, Pacoast and Hunt to repay all amounts advanced by Silicon from time to time under the Loan Agreement, whether such advances were made before or after the date of this Agreement, and all other obligations described in Section 2.1 of the Loan Agreement, all of which shall be joint and several obligations of Consep, Pacoast and Hunt. Each Borrower jointly and severally agrees to repay the Loans and all other Obligations, and to perform all other covenants in the Loan Agreement and Schedule, on the terms stated in the Loan Agreement and Schedule. The occurrence of any of the events described in Section 6.1 of the Loan Agreement with respect to any Borrower shall constitute an "Event of Default" for purposes of the Loan Agreement.

        2.3 Borrower acknowledges and agrees that all Obligations, as defined above, including without limitation Borrower's obligation to repay amounts advanced by Silicon to Borrower on the terms of the Loan Agreement and Schedule as modified by this Loan Modification Agreement, and all obligations evidenced by promissory notes made by any Borrower and held by Silicon, are secured by all liens and security interests granted by any Borrower to Silicon in the Loan Agreement or by any other document or agreement. As additional security for repayment of the Obligations, each Borrower grants Silicon a security interest in all certificates of deposit, including without limitation all uncertificated certificates of deposit, that are held by Silicon from time to time, and in the proceeds thereof.

        2.4 Each Borrower jointly and severally represents and warrants to Silicon that the representations and warranties stated in the Loan Agreement and Schedule are true as of the date of this Agreement, and will continue to be true during the term of the Loan Agreement, with respect to each Borrower.

1 -- LOAN MODIFICATION AGREEMENT
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     3. No Other Modifications; No Defenses.  Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement shall remain unchanged and in full force and effect. Silicon's agreement to modify the Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements. Borrower agrees that it has no defenses against the obligations to pay any amounts of the Obligations.

     4. Representations and Warranties. Each Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of any Borrower's charter, bylaws or other incorporation papers, or of any undertaking to which any Borrower is a party or by which it is bound.

                                          BORROWER:
                                          CONSEP, INC.

                                          By: /s/  Volker G. Oakey

                                            ------------------------------------
                                          Title: President

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                                          PACOAST INC.

                                          By: /s/  Volker G. Oakey

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                                          Title: Vice President

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                                          RICHARD HUNT, INC.

                                          By: /s/  Volker G. Oakey

                                            ------------------------------------
                                          Title: President

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                                          SILICON: SILICON VALLEY BANK

                                          By: /s/  Art Hiemstra

                                            ------------------------------------
                                          Title: Senior Vice President

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2 -- LOAN MODIFICATION AGREEMENT